February 21, 2014

VIA ELECTRONIC TRANSMISSION

Securities & Exchange Commission

Public Filing Desk

100 F Street, N.E.

Washington, D.C. 20549

Re:

Mutual Fund Series Trust, File Nos. 333-132541 and 811-21872

Dear Sir/Madam:

On behalf of the Mutual Fund Series Trust, a registered investment company (the "Trust"), we submit with this letter, via electronic filing, a preliminary proxy statement on behalf of the Catalyst/Lyons Tactical Allocation Fund (the “Fund”).  The primary purposes of the proxy statement are (1) to solicit shareholder approval of a new subadvisory agreement between Catalyst Capital Advisors, LLC and Lyons Wealth Management, LLC with respect to the Fund, and (2) to approve the Fund’s reliance on an order which will allow Catalyst Capital Advisors, LLC to hire unaffiliated sub-advisors without shareholder approval.

If you have any questions, please contact Chris Moore at (614) 469-3266.

Sincerely,

/s/ Chris Moore